UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2014, the Compensation Committee of the Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) approved equity grants to certain of the Company’s executive officers, including named executive officers, under the Company’s 2004 Long-Term Incentive Plan.  With respect to the grant of performance-based equity, the Compensation Committee determined that, in light of the unusual circumstances surrounding the pending potential acquisition by the Company of Jos. A. Bank Clothiers, Inc. (“JOSB”) and the resulting difficulties in determining appropriate metrics for the performance of the Company combined with JOSB over the next three years, for 2014 it was more appropriate to divide the grants into two tranches consisting of (i) performance-based deferred stock units (“DSUs”), which will vest in one year (i.e., April 13, 2015) if a performance metric based on increased EBIT (as defined in the award agreement) is attained during fiscal 2014, and (ii) options to purchase common stock of the Company, which would vest in equal installments in each of years two and three (i.e., April 13, 2016 and April 13, 2017), the latter of which would inherently attain value based on the performance of the Company’s common stock and allow management to participate in the upside potential of the acquisition of JOSB.

The forms of award agreements to be used in connection with the grant of such performance-based DSUs to named executive officers and executive officers are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.  The forms of option award agreements were previously included as part of Exhibits 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2013.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are included in this Form 8-K:

Exhibit Number	Description

10.1	Form of Performance-Based Deferred Stock Unit Award Agreement, for named executive officers, under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2	Form of Performance-Based Deferred Stock Unit Award Agreement, for executive officers, under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2014

THE MEN’S WEARHOUSE, INC.

	By:	/s/ Kelly M. Dilts
Kelly M. Dilts
Senior Vice President, Chief Accounting Officer,
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance-Based Deferred Stock Unit Award Agreement, for named executive officers, under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2	Form of Performance-Based Deferred Stock Unit Award Agreement, for executive officers, under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.